AMENDMENT NO. 1 TO CREDIT AGREEMENT
AMENDMENT NO. 1 TO CREDIT AGREEMENT, dated as of November 8, 2017 (this “Agreement”), by and among Galleria Co., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders party hereto (which such Lenders constitute the Required TLA Lenders and the Required Revolving Lenders) and JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of January 26, 2016 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Existing Credit Agreement” and, as amended by this Agreement, the “Credit Agreement”), by and among the Borrower, the lenders from time to time party thereto and the Administrative Agent and Collateral Agent (capitalized terms used but not otherwise defined herein having the meanings provided in the Credit Agreement);
WHEREAS, pursuant to Section 10.02(b) of the Credit Agreement, the Borrower and the Administrative Agent have agreed to amend the definition of “Adjusted LIBO Rate” as set forth in Annex I attached hereto;
WHEREAS, the Borrower has requested that the Required TLA Lenders and the Required Revolving Lenders amend the Credit Agreement pursuant to Section 10.02(b) of the Credit Agreement as set forth herein; and
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to Credit Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date, (a) the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Annex I hereto and (b) Exhibit B to the Credit Agreement shall be replaced in its entirety with the form of Compliance Certificate attached as Annex II hereto.
SECTION 2.    Amendment Effective Date Conditions. This Agreement will become effective on the date (the “Amendment Effective Date”) on which each of the following conditions have been satisfied (or waived) in accordance with the terms therein:
(a)    Executed Agreement. The Administrative Agent shall have received a counterpart of this Agreement signed on behalf of (i) the Borrower and each other Loan Party, (ii) the Administrative Agent, (iii) the Required TLA Lenders and (iv) the Required Revolving Lenders.
(b)     Closing Certificate. The Administrative Agent shall have received a certificate from a Responsible Officer of the Borrower certifying (i) the representations and warranties set forth herein and in the Loan Documents are true and correct in all material respects with the same force and effect as if such representations and warranties had been made on and as of such date except to the extent that such representations and warranties relate specifically to another date; provided that

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any representation and warranty that is qualified as to materiality shall be true and correct in all respects (after giving effect to such qualification therein) and (ii) at the time of and immediately after giving effect to this Agreement, no Default shall exist or result therefrom.
(c)    Fees and Expenses. The Administrative Agent shall have received all fees and expenses due and payable on or prior to the Amendment Effective Date, to the extent, in the case of expenses, invoiced at least three (3) Business Days prior to the Amendment Effective Date (or such shorter period reasonably agreed by the Borrower), required to be paid on the Amendment Effective Date.
(d)    No Default. At the time of and immediately after giving effect to this Agreement no Default or Event of Default shall exist or result therefrom.
SECTION 3.    Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that:
(a)    Organization; Powers. The Borrower and each of its Restricted Subsidiaries (a) is validly existing under the laws of the jurisdiction of its organization or formation, except, in the case of a Restricted Subsidiary, where the failure to be so could not reasonably be expected to result in a Material Adverse Effect, (b) has all requisite power and authority to carry on its business as now conducted, except, in the case of a Restricted Subsidiary, where the failure to have such could not reasonably be expected to result in a Material Adverse Effect and (c) except where the failure to do so, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect, is qualified to do business in, and is in good standing (where relevant) in, its jurisdiction of organization or formation and every other jurisdiction where such qualification is required.
(b)    Authorization; Enforceability. The Borrower and each Loan Party has the corporate or other organizational power and authority to execute, deliver and carry out the terms and provisions of the Loan Documents to which it is a party and has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party. This Agreement has been duly executed and delivered by the Borrower and constitutes, and each other Loan Document to which any Loan Party is to be a party, when executed and delivered by such Loan Party, will constitute, a legal, valid and binding obligation of the Borrower or such other Loan Party (as the case may be), enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, capital impairment, recognition of judgments, recognition of choice of law, enforcement of judgments or other similar laws or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and other matters which are set out as qualifications or reservations as to matters of law of general application in any legal opinion delivered to the Administrative Agent in connection with the Loan Documents.
(c)    Governmental Approvals; No Conflicts. Governmental Approvals; No Conflicts. The execution, delivery and performance of the Loan Documents: (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) filings necessary to perfect Liens created under the Loan Documents and (iii) for consents, approvals, registrations, filing or other actions, the failure of which to obtain or make would not necessarily be expected to have, individually or in the aggregate, a Material Adverse Effect, (b) will not violate (i) any applicable Law or regulation or (ii) in any material respect, the charter, by-laws or other organizational

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documents of the Borrower or any of its Restricted Subsidiaries or any order of any Governmental Authority binding on such Person, (c) will not violate or result in a default under any material indenture, agreement or other instrument binding upon the Borrower or any of its Restricted Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Restricted Subsidiaries, and (d) will not result in the creation or imposition of any material Lien on any asset of the Borrower or any of its Restricted Subsidiaries, except Liens created under and Liens permitted by the Loan Documents, and except to the extent such violation or default referred to in clause (b)(i) or (c) above could not reasonably be expected to result in a Material Adverse Effect.
SECTION 4.    Reaffirmation of the Loan Parties. Each Loan Party hereby consents to the amendment of the Credit Agreement effected hereby and confirms and agrees that, notwithstanding the effectiveness of this Agreement, each Loan Document to which such Loan Party is a party is, and the obligations of such Loan Party contained in the Credit Agreement, this Agreement or in any other Loan Document to which it is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, in each case as amended by this Agreement. For greater certainty and without limiting the foregoing, each Loan Party hereby confirms that the existing security interests granted by such Loan Party in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to the Loan Documents in the Collateral described therein shall continue to secure the obligations of the Loan Parties under the Credit Agreement and the other Loan Documents as and to the extent provided in the Loan Documents.
SECTION 5.    Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except as permitted by Section 10.02 of the Credit Agreement. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
SECTION 6.    Entire Agreement. This Agreement, the Credit Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent, the Collateral Agent or the Lenders, embody the final, entire agreement among the parties relating to the subject matter hereof and supersede any and all previous commitments, agreements, representations and understandings, whether oral or written, relating to the subject matter hereof and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions of the parties hereto. There are no unwritten oral agreements among the parties hereto.
SECTION 7.    GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
SECTION 8.    Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
SECTION 9.    Counterparts; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement shall become effective when

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it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Delivery of an executed counterpart of a signature page of this Agreement by email or other electronic means (including a “.pdf” or “.tif” file) shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 10.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THE LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.
SECTION 11.    Loan Document; Effect of Amendment. On and after the Amendment Effective Date, this Agreement shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents (it being understood that for the avoidance of doubt this Agreement may be amended or waived solely by the parties hereto as set forth in Section 5 above). Upon and after the execution of this Agreement by each of the parties hereto, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified hereby.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

GALLERIA CO. By: /s/ Kevin Monaco Name: Kevin Monaco Title: Treasurer

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

CALVIN KLEIN COSMETIC CORPORATION
By:  /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

COTY BRANDS MANAGEMENT INC.
By: /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

COTY HOLDINGS INC.
By: /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

COTY US HOLDINGS INC.
By: /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

COTY US LLC
By: /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

DLI INTERNATIONAL HOLDING II CORP.
By:  /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

RIMMEL INC.
By:  /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

DLI INTERNATIONAL HOLDING I LLC
By:  /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

O P I PRODUCTS, INC.
By:  /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

GRAHAM WEBB INTERNATIONAL, INC.
By:  /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

THE WELLA CORPORATION
By:  /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

NOXELL CORPORATION
By:  /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

HFC PRESTIGE INTERNATIONAL U.S. LLC
By:  /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

HFC PRESTIGE PRODUCTS, INC.
By:  /s/ Michelle Garcia
Name: Michelle Garcia
Title: Assistant Secretary

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

COTY INC. By: /s/ Kevin Monaco Name: Kevin Monaco Title: Senior Vice President, Treasurer and Investor Relations

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, Term A Lender and Revolving Lender

By:    /s/ Courtney Eng
Name: Courtney Eng
Title:     Vice President

BANK OF AMERICA, N.A.,
as Term A Lender

By:    /s/ J. Casey Cosgrove
Name: J. Casey Cosgrove
Title:     Director

BANK OF AMERICA, N.A.,
as Revolving Lender

By:    /s/ Casey Cosgrove
Name: J. Casey Cosgrove
Title:     Director

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as Revolving Lender

By:    /s/ Gordon Yip
Name: Gordon Yip
Title:     Director

By:    /s/ Lucie Campos Caresemel
Name: Lucie Campos Caresemel
Title:     Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK,
as Term A Lender

By: /s/ Gordon Yip
Name: Gordon Yip
Title:     Director

By: /s/ Lucie Campos Caresemel
Name: Lucie Campos Caresemel
Title:     Director

HSBC BANK USA N.A.
as Revolving Lender

By:/s/ Aidan R. Spoto
Name: Aidan R. Spoto
Title:     Senior Vice President

HSBC BANK USA N.A.
as Term A Lender

By:/s/ Aidan R. Spoto
Name: Aisan R. Spoto
Title:     Senior Vice-President

ING BANK N.V., DUBLIN BRANCH,
as Term A Lender

By: /s/ Barry Fehily
Name: Barry Fehily
Title:     Managing Director

By:/s/ Sean Hassett
Name: Sean Hassett
Title: Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

ING BANK N.V., DUBLIN BRANCH,
as Revolving Lender

By:    /s/ Barry Fehily
Name: Barry Fehily
Title:     Managing Director

By:    /s/ Sean Hassett
Name: Sean Hassett
Title:     Director

ROYAL BANK OF CANADA,
as Revolving Lender

By:    /s/ John Flores
Name: John Flores
Title:     Authorized Signatory

ROYAL BANK OF CANADA,
as Term A Lender

By:    /s/ John Flores
Name: John Flores
Title:     Authorized Signatory

UNICREDIT BANK AG, NEW YORK BRANCH,
as Revolving Lender

By:    /s/ Fabio Della Malva
Name: Fabio Della Malva
Title:     Director

By:    /s/ Filippo Pappalardo
Name: Filippo Pappalardo
Title:     Managing Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

UNICREDIT BANK AG, NEW YORK BRANCH,
as Term A Lender

By:    /s/ Fabio Della Malva
Name: Fabio Della Malva
Title:     Director

By:    /s/ Filippo Pappalardo
Name: Filippo Pappalardo
Title:     Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as Revolving Lender

By:    /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title:     Managing Director

By:    /s/ Anca Trifan
Name: Anca Trifan
Title:     Managing Director

DEUTSCHE BANK AG NEW YORK BRANCH,
as Term A Lender

By:    /s/ Mary Kay Coyle
Name: Mary Kay Coyle
Title:     Managing Director

By:    /s/ Anca Trifan
Name: Anca Trifan
Title:     Managing Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

MIZUHO BANK, LTD.,
as Revolving Lender

By:    /s/ Tracy Rahn
Name: Tracy Rahn
Title:     Authorized Signatory

MIZUHO BANK, LTD.,
as Term A Lender

By:    /s/ Tracy Rahn
Name: Tracy Rahn
Title:     Authorized Signatory

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as Revolving Lender

By:    /s/ Brian Crowley
Name: Brian Crowley
Title:     Managing Director

By:    /s/ Cara Younger
Name: Cara Younger
Title:     Director

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as Term A Lender

By:    /s/ Brian Crowley
Name: Brian Crowley
Title:     Managing Director

By:    /s/ Cara Younger
Name: Cara Younger
Title:     Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

BNP PARIBAS,
as Revolving Lender

By:    /s/ Pierre Nicholas Rogers
Name: Pierre Nicholas Rogers
Title: Managing Director

By:    /s/ Nanette Baudon
Name: Nanette Baudon
Title: Director

BNP PARIBAS,
as Term A Lender

By:    /s/ Pierre Nicholas Rogers
Name: Pierre Nicholas Rogers
Title: Managing Director

By:    /s/ Nanette Baudon
Name: Nanette Baudon
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
as Revolving Lender

By:    /s/ Mustafa Khan
Name: Mustafa Khan
Title:    Director

THE BANK OF TOKYO-MITSUBISHI UFJ,
as Term A Lender

By:    /s/ Mustafa Khan
Name: Mustafa Khan
Title:    Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

SUMITOMO MITSUI BANKING CORP.,
as Revolving Lender

By:    /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title:    Managing Director

SUMITOMO MITSUI BANKING CORP.,
as Term A Lender

By:    /s/ Katsuyuki Kubo
Name: Katsuyuki Kubo
Title:    Managing Director

INTESA SANPAOLO S.P.A. - NEW YORK BRANCH,
as Revolving Lender

By:    /s/ Jordan Schweon
Name: Jordan Schweon
Title:     Global Relationship Manager

By:    /s/ Maddalena Revelli
Name: Maddalena Revelli
Title:     Credit Administration

INTESA SANPAOLO S.P.A. - NEW YORK BRANCH,
as Term A Lender

By:    /s/ Jordan Schweon
Name: Jordan Schweon
Title:     Global Relationship Manager

By:    /s/ Maddalena Revelli
Name: Maddalena Revelli
Title:     Credit Administration

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,
as Revolving Lender

By:    /s/ Claus Hemsteg
Name: Claus Hemsteg
Title:     Senior Vice President

By:    /s/ Axel Wild
Name: Axel Wild
Title:     Analyst

LANDESBANK HESSEN-THÜRINGEN GIROZENTRALE,
as Term A Lender

By:    /s/ Claus Hemsteg
Name: Claus Hemsteg
Title:     Senior Vice President

By:    /s/ Axel Wild
Name: Axel Wild
Title:     Analyst

THE BANK OF NOVA SCOTIA,
as Revolving Lender
By:    /s/ Mauricio Saishio
Name: Mauricio Saishio
Title:     Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as Revolving Lender

By:    /s/ Pinyen Shih
Name: Pinyen Shih
Title:     Executive Director

By:    /s/ Hsiwei Chen
Name: Hsiwei Chen
Title:     VP

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH,
as Term A Lender

By:    /s/ Pinyen Shih
Name: Pinyen Shih
Title:     Executive Director

By:    /s/ Hsiwei Chen
Name: Hsiwei Chen
Title:     VP

TD BANK, N.A.,
as Revolving Lender

By:    /s/ Michele Dragonetti
Name: Michele Dragonetti
Title:     Senior Vice President

TD BANK, N.A.,
as Term A Lender

By:    /s/ Michele Dragonetti
Name: Michele Dragonetti
Title:     Senior Vice President

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

FIFTH THIRD BANK,
as Revolving Lender

By:    /s/ Valerie Schanzer
Name: Valerie Schanzer
Title:     Managing Director

FIFTH THIRD BANK,
as Term A Lender

By:    /s/ Valerie Schanzer
Name: Valerie Schanzer
Title:     Managing Director

SANTANDER BANK, N.A.,
as Revolving Lender

By:    /s/ Andres Barbosa
Name: Andres Barbosa
Title:     Executive Director

SANTANDER BANK, N.A.,
as Term A Lender

By:    /s/ Andres Barbosa
Name: Andres Barbosa
Title:     Executive Director

STANDARD CHARTERED BANK,
as Revolving Lender

By:    /s/ Daniel Mattern
Name: Daniel Mattern
Title:     Associate Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

STANDARD CHARTERED BANK,
as Term A Lender

By:    /s/ Daniel Mattern
Name: Daniel Mattern
Title:     Associate Director

MORGAN STANLEY BANK, N.A.,
as Revolving Lender

By:    /s/ Christopher Winthrop
Name: Christopher Winthrop
Title:     Authorized Signatory

MORGAN STANLEY SENIOR FUNDING INC.,
as Revolving Lender

By:    /s/ Christopher Winthrop
Name: Christopher Winthrop
Title:     Authorized Signatory

BAYERISCHE LANDESBANK,
NEW YORK BRANCH
as Revolving Lender

By:    /s/ Rolf Siebert
Name: Rolf Siebert
Title:     Vice President

By:    /s/ Gina Sandella
Name: Gina Sandella
Title:     Vice President

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

BAYERISCHE LANDESBANK,
NEW YORK BRANCH
as Term A Lender

By:    /s/ Rolf Siebert
Name: Rolf Siebert
Title:     Vice President

By:    /s/ Gina Sandella
Name: Gina Sandella
Title:     Vice President

SCOTIABANK (IRELAND) DESIGNATED ACTIVITY COMPANY,
as Term A Lender

By:    /s/ Mary Theresa Mulvany
Name: Mary Theresa Mulvany
Title:     Associate Director

By:    /s/ Sue Foster
Name: Sue Foster
Title:     Chief Executive Officer

BANK OF CHINA (LUXEMBOURG) S.A.,
as Revolving Lender

By:    /s/ Yan Haisi
Name: Yan Haisi
Title:     Deputy General Manager

BANK OF CHINA (LUXEMBOURG) S.A.,
as Term A Lender

By:    /s/ Yan Haisi
Name: Yan Haisi
Title:     Deputy General Manager

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

CAPITAL ONE, NATIONAL ASSOCIATION
as Revolving Lender

By:    /s/ Esther Lainis
Name: Esther Lainis
Title:     Senior Vice President

CAPITAL ONE, NATIONAL ASSOCIATION
as Term A Lender

By:    /s/ Esther Lainis
Name: Esther Lainis
Title:     Senior Vice President

LANDESBANK BADEN-WUERTTEMBERG, NEW YORK BRANCH,
as Revolving Lender

By:    /s/ Simone Ehmann
Name: Simone Ehmann
Title:     Vice President

By:    /s/ Ralf Enders
Name: Ralf Enders
Title:     Vice President

LANDESBANK BADEN-WUERTTEMBERG, NEW YORK BRANCH,
as Term A Lender

By:    /s/ Simone Ehmann
Name: Simone Ehmann
Title:     Vice President

By:    /s/ Ralf Enders
Name: Ralf Enders
Title:     Vice President

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

BANK OF THE WEST,
as Revolving Lender

By:    /s/ Francisco Ingargiola
Name: Francisco Ingargiola
Title:     Director

By:    /s/ Michael Weinert
Name: Michael Weinert
Title:     Director

BANK OF THE WEST,
as Term A Lender

By:    /s/ Francisco Ingargiola
Name: Francisco Ingargiola
Title:     Director

By:    /s/ Michael Weinert
Name: Michael Weinert
Title:     Director

KBC BANK NV, NEW YORK BRANCH,
as Revolving Lender

By:    /s/ Susan Silver
Name: Susan Silver
Title:     Managing Director

By:    /s/ Iryna Leff
Name: Iryna Leff
Title:     Associate

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

KBC BANK NV, NEW YORK BRANCH,
as Term A Lender

By:    /s/ Susan Silver
Name: Susan Silver
Title:     Managing Director

By:    /s/ Iryna Leff
Name: Iryna Leff
Title:     Associate

CREDIT INDUSTRIEL ET COMMMERICAL, NEW YORK BRANCH,
as Revolving Lender

By:    /s/ Garry Weiss
Name: Garry Weiss
Title:     Managing Director

By:    /s/ Clifford Abramsky
Name: Clifford Abramsky
Title:     Managing Director

CREDIT INDUSTRIEL ET COMMMERICAL, NEW YORK BRANCH,
as Term A Lender

By:    /s/ Garry Weiss
Name: Garry Weiss
Title:     Managing Director

By:    /s/ Clifford Abramsky
Name: Clifford Abramsky
Title:     Managing Director

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

BMO HARRIS BANK, N.A.,
as Term A Lender

By:    /s/ Joan Murphy
Name: Joan Murphy
Title:     Director

BANK OF MONTREAL,
as Revolving Lender

By:    /s/ Joan Murphy
Name: Joan Murphy
Title:     Director

BANK OF COMMUNICATIONS CO., LTD, LONDON BRANCH,
as Term A Lender

By:    /s/ Qiangliu
Name: Qiangliu
Title:     GM

By:    /s/ Peter Cox
Name: Peter Cox
Title:     Director

OCTAGON INVESTMENT PARTNERS XVII, LTD., as Term A Lender

By: OCTAGON CREDIT INVESTORS, LLC,
as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:     Director of Portfolio
Administration

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

OCTAGON INVESTMENT PARTNERS XVIII, LTD., as Term A Lender

By: OCTAGON CREDIT INVESTORS, LLC,
as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:     Director of Portfolio
Administration

OCTAGON INVESTMENT PARTNERS XIX, LTD., as Term A Lender

By: OCTAGON CREDIT INVESTORS, LLC,
as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:     Director of Portfolio
Administration

OCTAGON INVESTMENT PARTNERS XXII, LTD., as Term A Lender

By: OCTAGON CREDIT INVESTORS, LLC,
as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:     Director of Portfolio
Administration

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

OCTAGON INVESTMENT PARTNERS 24, LTD., as Term A Lender

By: OCTAGON CREDIT INVESTORS, LLC,
as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:     Director of Portfolio
Administration

OCTAGON INVESTMENT PARTNERS 27, LTD., as Term A Lender

By: OCTAGON CREDIT INVESTORS, LLC,
as Collateral Manager

By:    /s/ Kimberly Wong Lem
Name: Kimberly Wong Lem
Title:     Director of Portfolio
Administration

FIRST HAWAIIAN BANK,
as Term A Lender

By:    /s/ Hanul Vera Abraham
Name: Hanul Vera Abraham
Title:     Vice President

UNITED BANK,
as Term A Lender

By:    /s/ Tom Wolcott
Name: Tom Wolcott
Title:     SVP

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

TRISTATE CAPITAL BANK, as Term A Lender By: /s/ Ellen Frank Name: Ellen Frank Title: Senior Vice President

[SIGNATURE PAGE TO AMENDMENT TO CREDIT AGREEMENT]

ANNEX I

AMENDMENTS TO CREDIT AGREEMENT

[Changed pages to Credit Agreement follow]

(conformed to Amendment No. 1 dated as of November 8, 2017)

CREDIT AGREEMENT
dated as of January 26, 2016
among
GALLERIA CO.,
as the Initial Borrower
The Other Borrowers Party Hereto From Time to Time
The Lenders Party Hereto
and
JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent,
JPMORGAN CHASE BANK, N.A.,
as the Collateral Agent,
J.P. MORGAN SECURITIES LLC,
as Joint Lead Arranger and Joint Bookrunner

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED and
MORGAN STANLEY SENIOR FUNDING, INC.,
as Joint Lead Arrangers, Joint Bookrunners and Syndication Agents,

HSBC SECURITIES (USA) INC.,
RBC CAPITAL MARKETS,
DEUTSCHE BANK SECURITIES INC. and
ING BANK N.V., DUBLIN BRANCH,
as the Joint Lead Arrangers, Joint Bookrunners and Documentation Agents,

BANCO BILBAO VIZCAYA ARGENTARIA, S.A.,
BNP PARIBAS,
THE BANK OF NOVA SCOTIA,
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
INTESA SANPAOLO,
MIZUHO BANK, LTD.,
SUMITOMO MITSUI BANKING CORPORATION and
UNICREDIT,
as Documentation Agents

(a)    the EBITDA of the Parent and its Restricted Subsidiaries; plus
(b)    on a Pro Forma Basis, the pro forma EBITDA (as adjusted by any increases pursuant to clauses (c) and (d) below) and cash distributions of any Prior Target (or, as applicable, the EBITDA and such cash distributions of any such Prior Target attributable to the assets acquired from such Prior Target), for any portion of such Subject Period occurring prior to the date of the acquisition of such Prior Target (or the related assets, as the case may be); plus
(c)    extraordinary, unusual or non-recurring items; plus
(d)    restructuring charges and related charges, accruals or reserves; and business optimization expense and related charges or expenses, including costs related to the opening, closure and/or consolidation of offices and facilities and the termination of distributor and joint venture arrangements (including the termination or discontinuance of activities constituting a business), retention charges, contract termination costs, recruiting and signing bonuses and expenses, systems establishment costs, conversion costs and consulting fees relating to the foregoing; plus
(e)    (i) all fees, commissions, costs and expenses incurred or paid by the Parent and its Subsidiaries and (ii) transaction separation and integrations costs, in each case in connection with the Transactions and any Permitted Acquisition; plus
(f)    pro forma cost savings, operating expense reductions and synergies related to, and net of the amount of actual benefits realized during such Subject Period from, Specified Transactions, restructurings and cost savings initiatives (including the Global Efficiency Plan) that are reasonably identifiable, factually supportable and projected by the Parent in good faith to be realized, and to result from actions that have been taken or with respect to which substantial steps have been taken, committed to be taken or are expected to be taken (in the good faith determination of the Parent), in each case within twenty four (24) months after such acquisition, disposition or other Specified Transaction, restructuring, cost savings initiative or other initiative; plus
(g)    (i) pro forma cost savings, operating expense reductions and synergies related to, and net of the amount of actual benefits realized during such Subject Period from, the Transactions that are reasonably identifiable, factually supportable and projected by the Parent in good faith to be realized, and to result from actions that have been taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Parent), in each case within twenty four (24) months after the applicable step of the Transaction and (ii) solely for purposes of actual compliance with Section 7.01 (and not, for the avoidance of doubt, compliance on a Pro Forma Basis therewith), and without limiting any amounts added-back pursuant to clause (i), pro forma cost savings, operating expense reductions and synergies of the types described in clause (i) above (but without giving effect to the “look forward” period set forth therein) not to exceed, for (x) the Subject Periods ending on or prior to June 30, 2019, $375,000,000 and (y) the Subject Periods ending, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, $150,000,000; plus

(h)    without duplication of any amounts added back pursuant to clause (d) above, charges, fees and expenses in connection with the Global Efficiency Plan; minus
(i)    the EBITDA of each Prior Company and, as applicable but without duplication, the EBITDA of the Parent and each Restricted Subsidiary attributable to all Prior Assets, in each case for any portion of such Subject Period occurring prior to the date of the disposal of such Prior Companies or Prior Assets.
“Adjusted LIBO Rate” means, with respect to any Eurocurrency Borrowing for any Interest Period or with respect to the determination of the Alternate Base Rate, an interest rate per annum ~~(rounded upwards, if necessary, to the next 1/16 of 1%)~~ equal to (a) the LIBO Rate for such Interest Period or, with respect to the determination of the Alternate Base Rate, for a one (1) month interest period multiplied by (b) the Statutory Reserve Rate.
“Administrative Agent” means JPMorgan Chase Bank, N.A. (including its branches and affiliates), in its capacity as administrative agent for the Lenders hereunder and under the other Loan Documents and its successors in such capacity as provided in Section 9.06.
“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Affiliated Lender” means a Lender that is a JAB Affiliate (excluding the Borrowers and their respective Subsidiaries).
“Affiliated Lender Assignment and Assumption” means an Affiliated Lender Assignment and Assumption, substantially in the form of Exhibit A-2 hereto.
“Agent” means collectively the Administrative Agent and the Collateral Agent.
“Agreement” has the meaning set forth in the preamble hereto.
“All-In-Yield” means as to any Indebtedness, the yield or effective interest rate thereof, whether in the form of interest rate, margin, original issue discount, upfront fees, recurring periodic fees in substance equivalent to interest, any interest rate floor (to the extent the operation of such floor would increase the yield on drawn amounts on the proposed date of incurrence thereof), or otherwise, in each case, incurred or payable by the applicable Borrower generally to all the lenders of such indebtedness; provided that original issue discount and upfront fees shall be equated to interest rate assuming a 4-year life to maturity (or, if less, the stated life to maturity at the time of its incurrence of the applicable Indebtedness); and provided, further, that “All-In Yield” shall not include arrangement fees, structuring fees, commitment fees, underwriting fees and other similar fees not paid generally to all lenders of such Indebtedness.

(1)    the Parent; provided that no consent of the Parent shall be required for (1) an assignment of (x) any Revolving Commitment to an assignee that is a Lender or an Affiliate of a Lender with a Revolving Commitment immediately prior to giving effect to such assignment or (y) all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund or (2) if an Event of Default under Sections 8.01(a), (b), (g) or (h) exists, an assignment to any other assignee; and provided, further, that the Parent shall be deemed to have consented to any such assignment unless the Parent shall object thereto by written notice to the Administrative Agent within ten (10) Business Days after having received notice thereof;
(2)    the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of all or any portion of a Term Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and
(3)    to the extent the assignment relates to the Revolving Facility, any Issuing Bank.
(ii)    Assignments shall be subject to the following additional conditions:
(1)    except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans of any Class, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than (1) $1,000,000 in the case of the Term Facility and (2) $5,000,000 in the case of the Revolving Facility unless each of the Parent and the Administrative Agent otherwise consent (such consent not to be unreasonably withheld, delayed or conditioned);
(2)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement; provided that this clause shall not be construed to prohibit the assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of one Class of Commitments or Loans;
(3)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $~~3,000~~3,500 (which fee may be waived or reduced in the sole discretion of the Administrative Agent); and

ANNEX II

FORM OF COMPLIANCE CERTIFICATE

[Form of Compliance Certificate follow]

EXHIBIT B
TO
GALLERIA CO. CREDIT AGREEMENT

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

To:	The Administrative Agent and the Lenders parties to the Credit Agreement described below

This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of January 26, 2016 (as amended, restated, amended and restated, supplemented, renewed, extended or otherwise modified from time to time, the “Agreement”) among Galleria Co., the Lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Collateral Agent and the other parties from time to time party thereto.
Unless otherwise defined herein, capitalized terms used in this Compliance Certificate shall have the meanings assigned to such terms in the Agreement.
THE UNDERSIGNED HEREBY CERTIFIES THAT:
1.    I am the duly elected ___________________________ of the Parent;
2.    I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Parent and its Restricted Subsidiaries during the accounting period covered by the attached financial statements [for quarterly financial statements add: and such financial statements present fairly in all material respects the financial condition and results of operations of the Parent and its consolidated Subsidiaries on a consolidated basis in accordance with GAAP, subject to normal year-end audit adjustments and the absence of footnotes];
3.    The examinations described in paragraph 2 did not disclose, except as set forth below, and I have no knowledge of the existence of any condition or event which constitutes a Default which has not been previously disclosed or which has not been cured as of the end of the accounting period covered by the attached financial statements or as of the date of this Certificate;
Described below are the exceptions, if any, to this paragraph 3 by listing, in detail, in the case of any Default which is continuing, the nature of the condition or event, the period during which it has existed and the action which the Parent has taken, is taking, or proposes to take with respect to each such condition or event:

4.    The following represent true and accurate calculations of the Total Net Leverage Ratio:
Total Net Leverage Ratio =    [____________]
Required Ratio =         [____________]
Schedule I attached hereto sets forth financial data and computations evidencing the Parent’s compliance with the certain financial covenant set forth in Section 7.01 of the Agreement, all of which data and computations are true, complete and correct in all material respects;

The foregoing certifications, together with the computations set forth in Schedule I hereto and the financial statements delivered with this Certificate in support hereof, are made and delivered this _____ day of _____________, 20__ .
GALLERIA CO.

By:
Name:
Title:

SCHEDULE I
TO
COMPLIANCE CERTIFICATE

Compliance as of _________, ____

A.    Section 7.01.    Total Net Leverage Ratio.

Summary:

Consolidated Total Debt (Line 2(b))	$
Over
Adjusted EBITDA (Line 5(j))	$
$
Compliance with Section 7.01 – [Is Total Net Leverage Ratio less than or equal to [●] to 1.00?]	YES	NO

1. Total Indebtedness (on a consolidated basis)
(a) all obligations for borrowed money	$
(b) all Capital Lease Obligations and purchase money indebtedness	$

(c) unreimbursed obligations in respect of drawn letters of credit, bankers acceptances or similar instruments (provided that cash collateralized amounts under drawn letters of credit, bankers acceptances and similar instruments shall not be counted as Total Indebtedness)
$
(d) Total of Lines (a) through (c)		$

provided that Total Indebtedness shall not include (A) Indebtedness in respect of (i) unreimbursed obligations in respect of drawn letters of credit until five (5) days after such amount is drawn and (ii) obligations under Swap Agreements and (B) Indebtedness of a Person for which, upon or prior to the maturity thereof, such Person has irrevocably deposited with the proper Person in trust or escrow the necessary funds (or evidences of indebtedness) for the payment, redemption or satisfaction of such Indebtedness, and thereafter such funds and evidences of such obligation, liability or indebtedness or other security so deposited are not included in the calculation of unrestricted cash

2. Consolidated Total Debt
(a) Unrestricted cash and Cash Equivalents of the Parent and its Restricted Subsidiaries as determined in accordance with GAAP	$
(b) Line 1(d) minus 2(a)		$

3. Consolidated Net Income, consolidated net income (or loss) determined in accordance with GAAP, excluding (i) any extraordinary, non-recurring, non-operating gains, charges or losses and/or any non-cash gains, charges or losses, (including (x) costs of, and payments of, actual or prospective legal settlements, fines, judgments or orders, (y) costs of, and payments of, corporate reorganizations and (z) gains, income, losses, expenses or charges (less all fees and expenses chargeable thereto) attributable to any sales or dispositions of Equity Interests or assets (including asset retirement costs) or returned surplus assets of any employee benefit plan outside of the ordinary course of business), and (ii) including or in addition to the above, the following items:
$

(a) the income (or loss) of any Unrestricted Subsidiary, any other Person that is not a Restricted Subsidiary but whose accounts would be consolidated with those of the Subject Person in the Subject Person's consolidated financial statements in accordance with GAAP or any other Person (other than a Restricted Subsidiary) in which the Subject Person or a subsidiary has an ownership interest (including any joint venture); provided, however, that Consolidated Net Income shall include amounts in respect of the income of such Person when actually received in cash by the Subject Person or such subsidiary in the form of dividends or similar distributions;
$

(b) the income or loss of any Person acquired by the Subject Person or a subsidiary for any period prior to the date of such acquisition (provided such income or loss may be included in the calculation of Adjusted EBITDA to the extent provided in the definition thereof);
$
(c) the cumulative effect of any change in accounting principles during such period;	$

(d) any net gains, income, charges, losses, expenses or charges with respect to (i) disposed, abandoned, closed and discontinued operations (other than assets held for sale) and any accretion or accrual of discounted liabilities and on the disposal of disposed, abandoned, and discontinued operations and (ii) facilities, plants or distribution centers that have been closed during such period;
$

(e) effects of adjustments (including the effects of such adjustments pushed down to the Subject Person) in the Subject Person’s consolidated financial statements pursuant to GAAP (including in the inventory, property and equipment, software, goodwill, intangible assets, in-process research and development, deferred revenue, deferred rent and debt line items thereof) resulting from the application of recapitalization accounting or acquisition accounting, as the case may be, in relation to the Transactions or any consummated recapitalization or acquisition transaction or the amortization or write-off of any amounts thereof;
$
(f) any net income or loss (less all fees and expenses or charges related thereto) attributable to the early extinguishment of Indebtedness (and the termination of any associated Swap Agreements);	$

(g) any (i) write-off or amortization made in such period of deferred financing costs and premiums paid or other expenses incurred directly in connection with any early extinguishment of Indebtedness, (ii) good will or other asset impairment charges, write-offs or write-downs or (iii) amortization of intangible assets;
$

(h) any non-cash compensation charge, cost, expense, accrual or reserve, including any such charge, cost, expense, accrual or reserve arising from the grant of stock appreciation or similar rights, stock options, restricted stock or other equity incentive programs, and any cash charges associated with the rollover, acceleration or payment of management equity in connection with the Transactions;
$

(i) any fees, costs, commissions and expenses incurred or paid by the Subject Person (or any JAB Affiliate) during such period (including rationalization, legal, Tax and structuring fees, costs and expenses), or any amortization or write-off thereof for such period in connection with or pursuant to (i) the Transactions (including shared costs and Tax formation costs, in each case, relating solely to the consummation of the Transactions, whether incurred before or after the Closing Date) or the Loan Documents and (ii) any Investment (other than an Investment among the Parent and its Subsidiaries in the ordinary course of operations), Disposition (other than Dispositions of inventory or Dispositions among the Parent and its Subsidiaries in the ordinary course of operations), incurrence or repayment of Indebtedness (other than the incurrence or repayment of Indebtedness among the Parent and its Subsidiaries in the ordinary course of operations), issuance of Equity Interests, refinancing transaction or amendment, waiver or modification of any Indebtedness (in each case, including any such transaction consummated prior to the Closing Date and any such transaction undertaken but not completed) and any charges or non-recurring merger costs incurred during such period as a result of any such transaction;
$

(j) accruals and reserves that are established or adjusted within twelve (12) months after the Closing Date that are so required to be established or adjusted as a result of the Transactions, in accordance with GAAP or as a result of the adoption or modification of accounting policies;
$

(k) any unrealized or realized net foreign currency translation gains or losses and unrealized net foreign currency transaction gains or losses, in each case impacting net income (including currency re-measurements of Indebtedness, any applicable net gains or losses resulting from Swap Agreements for currency exchange risk associated with the above or any other currency related risk and those resulting from intercompany Indebtedness); and
$
(l) unrealized net losses, charges or expenses and unrealized net gains in the fair market value of any arrangements under Swap Agreements	$
(m) sum of Line 3 minus the sum of Lines 3(a) through 3(l)	$
4. EBITDA
(a) Consolidated Net Income (from Line 3(m))	$
(b) any provision for (or less any benefit from) income or franchise Taxes included in determining Consolidated Net Income	$
(c) interest expense (including the interest portion of Capital Lease Obligations) deducted in determining Consolidated Net Income	$
(d) amortization and depreciation expense deducted in determining Consolidated Net Income	$

(e) to the extent not disregarded in the calculation of Consolidated Net Income, non-cash charges	$

(f) the amount of any fee, cost, expense or reserve to the extent actually reimbursed or reimbursable by third parties pursuant to indemnification or reimbursement provisions or similar agreements or insurance; provided that, such Person in good faith expects to receive reimbursement for such fee, cost, expense or reserve within the next four fiscal quarters (it being understood that to the extent not actually received within such fiscal quarters, such reimbursement amounts shall be deducted in calculating EBITDA for such fiscal quarters)
$
(g) the amount of any expense or deduction associated with any subsidiary of such Person attributable to non-controlling interests or minority interests of third parties	$
(h) the amount of loss on sales of receivables and related assets to the Parent or any Restricted Subsidiary in connection with a permitted receivables financing	$

(i) proceeds of business interruption insurance in an amount representing the earnings for the applicable period that such proceeds are intended to replace (whether or not received so long as such Person in good faith expects to receive the same within the next four fiscal quarters (it being understood that to the extent not actually received within such fiscal quarters, such proceeds shall be deducted in calculating EBITDA for such fiscal quarters))
$

(j) any earn out obligation and contingent consideration obligations (including adjustments thereof and purchase price adjustments) incurred in connection with any Investment made in compliance with Section 6.04 of the Credit Agreement or any Investment consummated prior to the Escrow Date, which is paid or accrued during such period
$
(k) sum of Lines 4(a) through 4(j)		$
5. Adjusted EBITDA
(a) the EBITDA of the Parent and its Restricted Subsidiaries (from Line 4(k))	$
$

(b) on a Pro Forma Basis, the pro forma EBITDA (as adjusted by any increases pursuant to Lines (c) and (d) below) and cash distributions of any Prior Target (or, as applicable, the EBITDA and such cash distributions of any such Prior Target attributable to the assets acquired from such Prior Target), for any portion of such Subject Period occurring prior to the date of the acquisition of such Prior Target (or the related assets, as the case may be)
$
(c) extraordinary, unusual or non-recurring items	$

(d) restructuring charges and related charges, accruals or reserves; and business optimization expense and related charges or expenses, including costs related to the opening, closure and/or consolidation of offices and facilities and the termination of distributor and joint venture arrangements (including the termination or discontinuance of activities constituting a business), retention charges, contract termination costs, recruiting and signing bonuses and expenses, systems establishment costs, conversion costs and consulting fees relating to the foregoing
$

(e) (i) all fees, commissions, costs and expenses incurred or paid by the Parent and its Subsidiaries and (ii) transaction separation and integrations costs, in each case in connection with the Transactions and any Permitted Acquisition
$

(f) pro forma cost savings, operating expense reductions and synergies related to, and net of the amount of actual benefits realized during such Subject Period from, Specified Transactions, restructurings and cost savings initiatives (including the Global Efficiency Plan) that are reasonably identifiable, factually supportable and projected by the Parent in good faith to be realized, and to result from actions that have been taken or with respect to which substantial steps have been taken, committed to be taken or are expected to be taken (in the good faith determination of the Parent), in each case within twenty four (24) months after such acquisition, disposition or other Specified Transaction, restructuring, cost savings initiative or other initiative
$

(g) (i) pro forma cost savings, operating expense reductions and synergies related to, and net of the amount of actual benefits realized during such Subject Period from, the Transactions that are reasonably identifiable, factually supportable and projected by the Parent in good faith to be realized, and to result from actions that have been taken, committed to be taken or with respect to which substantial steps have been taken or are expected to be taken (in the good faith determination of the Parent), in each case within twenty four (24) months after the applicable step of the Transaction and (ii) solely for purposes of actual compliance with Section 7.01 (and not, for the avoidance of doubt, compliance on a Pro Forma Basis therewith), and without limiting any amounts added-back pursuant to clause (i), pro forma cost savings, operating expense reductions and synergies of the types described in clause (i) above (but without giving effect to the “look forward” period set forth therein) not to exceed, for (x) the Subject Periods ending on or prior to June 30, 2019, $375,000,000 and (y) the Subject Periods ending, September 30, 2019, December 31, 2019, March 31, 2020 and June 30, 2020, $150,000,000
$
(h) without duplication of any amounts added-back pursuant to clause (d) above, charges, fees and expenses in connection with the Global Efficiency Plan	$

(i) the EBITDA of each Prior Company and, as applicable but without duplication, the EBITDA of the Parent and each Restricted Subsidiary attributable to all Prior Assets, in each case for any portion of such Subject Period occurring prior to the date of the disposal of such Prior Companies or Prior Assets.
$
(j) sum of Lines 5(a) through 5(h) minus Line 5(i)		$